                                                                     EXHIBIT 24
                                                                     ----------


                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



             The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1997 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 30th day of January, 1998.



                                                   /s/ LESLIE H. WEXNER
                                                   --------------------
                                                   Leslie H. Wexner

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



             The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1997 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 30th day of January, 1998.



                                                   /s/ KENNETH B. GILMAN
                                                   ---------------------
                                                   Kenneth B. Gilman

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



             The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1997 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 30th day of January, 1998.



                                                   /s/ ABIGAIL S. WEXNER
                                                   ---------------------
                                                   Abigail S. Wexner

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



             The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1997 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 30th day of January, 1998.



                                                   /s/ MARTIN TRUST
                                                   ----------------
                                                   Martin Trust

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



             The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1997 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 30th day of January, 1998.



                                                   /s/ EUGENE M. FREEDMAN
                                                   ----------------------
                                                   Eugene M. Freedman

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



             The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1997 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 30th day of January, 1998.



                                                   /s/ E. GORDON GEE
                                                   -----------------
                                                   E. Gordon Gee

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



             The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1997 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 30th day of January, 1998.



                                                   /s/ LEONARD A. SCHLESINGER
                                                   --------------------------
                                                   Leonard A. Schlesinger

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



             The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1997 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 30th day of January, 1998.



                                                   /s/ DAVID T. KOLLAT
                                                   -------------------
                                                   David T. Kollat

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



             The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1997 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 30th day of January, 1998.



                                                   /s/ CLAUDINE MALONE
                                                   -------------------
                                                   Claudine Malone

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



             The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1997 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 30th day of January, 1998.



                                               /s/ DONALD B. SHACKELFORD
                                               -------------------------
                                               Donald B. Shackelford

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



             The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1997 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 30th day of January, 1998.



                                                   /s/ ALLAN R. TESSLER
                                                   --------------------
                                                   Allan R. Tessler

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



             The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1997 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 30th day of January, 1998.



                                                   /s/ RAYMOND ZIMMERMAN
                                                   ---------------------
                                                   Raymond Zimmerman

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



             The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1997 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 30th day of January, 1998.



                                                   /s/ V. ANN HAILEY
                                                   -----------------
                                                   V. Ann Hailey